Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated October 19, 2017
to the
Prospectus, Summary Prospectus and Statement of Additional Information
dated June 28, 2017
of the Collins Long/Short Credit Fund,
a series of Trust for Professional Managers

This supplement amends the Prospectus, Summary Prospectus and Statement of Additional Information dated June 28, 2017.

Effective immediately, Mr. Richard M. de Garis no longer serves as a portfolio manager of the Collins Long/Short Credit Fund (the “Fund”).  Accordingly, all references to Mr. de Garis as a portfolio manager of the Fund in the Prospectus, Summary Prospectus and Statement of Additional Information are hereby removed.

Please retain this Supplement with your Prospectus, Summary Prospectus and Statement of Additional Information for reference.